SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             February 10, 1997
                     (Date of earliest event reported)



                          HOMESTAKE MINING COMPANY
           (exact name of Registrant as specified in its charter)


Delaware                 1-8736                   94108-2788
(State or other        (Commission              (I.R.S. Employer
jurisdiction of        File Number)             Identification No.)
Incorporation or
organization)


650 California Street                             94108-2788
San Francisco, California                         (Zip Code)

(Address of principal executive office)



Registrant's telephone number, including area code:   (415) 981-8150




                 Exhibit index is on page 4 of this filing

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Item 5.  Other Events

          On February 10, 1997, Homestake Mining Company ("Homestake") issued a press release announcing that it has received permits to develop the West Archimedes orebody on Homestake's Ruby Hill property in central Nevada, near the town of Eureka. A copy of the text of Homestake's press release is attached as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Text of Press Release dated February 10, 1997, issued by
          Homestake.

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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HOMESTAKE MINING COMPANY,



                                 By:  /S/ GENE G. ELAM
                                    Name:  Gene G. Elam
                                    Title: Vice President,
                                           Finance and Chief
                                           Financial Officer

DATED: February 11, 1997

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                               EXHIBIT INDEX


Exhibit 99.1   Text of Press Release dated February 10, 1997, issued by
               Homestake.

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HOMESTAKE MINING COMPANY
650 California St.
San Francisco, CA 94108



Contact:

Michael A. Steeves
Director, Investor Relations
415-983-8169



       HOMESTAKE MINING RECEIVES PERMITS FOR RUBY HILL CONSTRUCTION
                  $65 Million Project To Begin Immediately

          San Francisco, CA, February 10, 1997-- Homestake Mining Company (NYSE:HM) announced today that it has received permits to develop the West Archimedes orebody on the Company's Ruby Hill property in central Nevada, near the town of Eureka. Construction began last week with gold production scheduled to commence in the fourth quarter of this year.

          Upon completion of construction, Homestake will process approximately 3,500 tons of ore per day to produce between 105,000 and 110,000 ounces of gold on an annual basis. At current estimates, Ruby Hill will become the Company's lowest cost gold mine with projected total cash costs of approximately $140 per ounce and total production costs of $258 per ounce. Ore from the open pit at Ruby Hill will be processed by crushing, grinding, pulp agglomeration and conventional heap leaching.

          "We are very excited that Ruby Hill, the first major discovery resulting from Homestake's renewed exploration efforts, is moving into the construction phase, with production expected before the end of the year. We expect the Ruby Hill mine to be one of a new generation of Homestake mines that will lead to higher annual production and substantially lower costs over the next few years," said Jack E. Thompson, President and Chief
Executive Officer of Homestake. "We intend to use a portion of the cash generated from West Archimedes production to fund further exploration and development of the promising Ruby Hill district."

          At present, proven and probable reserves at Ruby Hill total 7.6 million tons of ore grading 0.099 ounces of gold per ton (755,000 contained ounces). In addition, the oxide portion of the adjacent East Archimedes zone is being evaluated currently and may be added to reserves in the future. Additionally, recent deep drilling has intersected several hundreds of feet of gold mineralization approximately 1500 feet below the West Archimedes deposit which grades between 0.05 and 0.10 ounces of gold per ton. Higher grade zones of 0.25 ounces of gold per ton and better are occurring over widths of 20 to 80 feet within the mineralized area. Drilling is continuing to determine the extent and continuity of these zones.

          Homestake Mining Company is an international gold mining company with substantial operations and exploration in the United States, Canada and Australia. Homestake also has active exploration programs in the Andes, Venezuela, French Guiana, Brazil and elsewhere in Latin America, and development and/or evaluation projects in Chile, Russia and Bulgaria. The Company expects to produce approximately 1.9 million ounces of gold in 1997.

          Statements contained in this press release which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.


FACTS ABOUT RUBY HILL

ORE RESERVE         - 7.62 million tons @ 0.099 ounces per ton
                      (755,000 ounces) (including 1.95 million tons grading 0.233 ounces per ton)


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MINING              - Open pit  - @ 26,000 tons per day (tpd)
                      Strip ratio - 7 to 1

PROCESSING          - 2600 tpd   Low grade ore
                       900 tpd   High grade ore
                      ----
                      3500 tpd   Total


                    - Low grade ore will be crushed and heap
                      leached

                    - High grade ore will be ground in a ball
                      mill, thickened, leached and filtered.
                      The filtered cake will be combined in a
                      rotating agglomeration drum with the
                      crushed low grade ore and the mixture
                      placed on the leach pad.

                    - Overall recovery  87%

ESTIMATED COST      - $65.4 million

                      (including $20.9 million for mining
                       equipment and prestripping)


OPERATING COST PER OUNCE

                       Direct cash   $130
                       Indirect cash   11
                                      ---

                       Total cash     141
                       Noncash        117
                                      ---


                       Total         $258

        INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS
           OF HOMESTAKE MINING COMPANY AND OTHER REPRESENTATIVES
            OF HOMESTAKE MINING COMPANY WHO MAY COMMUNICATE WITH
              HOMESTAKE AND SANTA FE PACIFIC GOLD CORPORATION
                                SHAREHOLDERS

          The following is information concerning the directors and executive officers of Homestake Mining Company and other representatives of Homestake ("Homestake") who may communicate with Homestake and Santa Fe Pacific Gold Corporation ("Santa Fe") shareholders with respect to (i) Homestake's planned combination with Santa Fe pursuant to which Santa Fe will become a wholly-owned subsidiary of Homestake and each outstanding share of Santa Fe Common Stock, $0.01 par value, will be converted into the right to receive 1.115 shares of Homestake Common Stock, $1.00 par value (the "Combination") and (ii) the proposed offer by Newmont Mining Corporation ("Newmont") disclosed in the preliminary prospectus contained in the Registration Statement on Form S-4 of Newmont that was filed with the Securities and Exchange Commission on January 7, 1997 (Registration No. 333-19335), to exchange each outstanding share of Santa Fe Common Stock for
0.40 of a share of Newmont Common Stock, $1.60 par value. Newmont's proposed offer has not been commenced. Newmont's Registration Statement states that its principal executive offices are located at 1700 Lincoln Street, Denver, Colorado 80203. Santa Fe's principal executive offices are located at 6200 Uptown Boulevard NE, Suite 400, Albuquerque, New Mexico 87110.

                    Directors and Officers of Homestake
       Name and Business Address Present Position with Homestake or
                 Other Principal Occupation or Employment

M. Norman Anderson
N Anderson & Associates 502-455 Granville Street
Vancouver, V6C1V2
Director, Homestake Mining Company; Former Chairman
International Corona Corporation; Mining Industry
Consultant.

Jan P. Berger
Homestake Mining Company
650 California Street San Francisco, CA 94108-2788
Treasurer, Homestake Mining Company.

Michael L. Carroll
Homestake Mining Company 650 California Street
San Francisco, CA 94108-2788
Director of Taxes and Assistant Secretary,
Homestake Mining Company.

Robert H. Clark, Jr.
529 Fifth Avenue Suite 1600 New York, NY  10017
Director, Homestake Mining Company; President and Chief
Executive Officer, Case, Pomeroy & Company, Inc.

Harry M. Conger
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Director and Chairman of the Board,Homestake Mining Company.

G. Robert Durham
943 Seddon Cove Way
Tampa, FL 33602
Director, Homestake Mining Company; Former Chairman and
Chief Executive Officer of Walters Industries, Inc. and
Former Chairman and President of Phelps Dodge Corporation.

Gene G. Elam
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Finance and Chief Financial Officer,
Homestake Mining Company.

Douglas W. Fuerstenau
University of California, Berkeley 477 Evans Hall No. 1760
Berkeley, CA  94720
Director, Homestake Mining Company; Professor in the
Graduate School, Department of Materials Science and
Mineral Engineering, University of California, Berkeley.

Dennis B. Goldstein
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Corporate Counsel and Assistant Secretary,
Homestake Mining Company.

Lee A. Graber
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Corporate Development,
Homestake Mining Company.

Henry G. Grundstedt
P.O. Box 105 Umpqua, OR 97486-0105
Director, Homestake Mining Company; Former Senior Vice
President, Capital Guardian Trust.

Fred Hewett
Homestake Mining Company
650 California Street, San Francisco, CA 94108-2788
Assistant Controller, Homestake Mining Company.

William A. Humphrey
Homestake Mining Company
650 California Street, San Francisco, CA 94108-2788
Director, Vice Chairman of the Board, Former President and
Chief Operating Officer, Homestake Mining Company.

Robert K. Jaedicke
Graduate School of Business
Stanford University
Stanford, CA 94305-5015
Director, Homestake Mining Company; Professor (Emeritus) of
Accounting Graduate School of Business, Stanford University.

Wayne Kirk
Homestake Mining Company
650 California Street, San Francisco, CA 94108-2788
Vice President, General Counsel and Corporate Secretary,
Homestake Mining Company.

Gillyeard J. Leathley
Homestake Mining Company
650 California Street, San Francisco, CA 94108-2788
Vice President, Operations, Homestake Mining Company.

William F. Lindqvist
Homestake Mining Company
650 California Street, San Francisco, CA 94108-2788
Vice President, Exploration, Homestake Mining Company.

John Neerhout, Jr.
15 Peninsula Road
Belvedere, CA 94920
Director, Homestake Mining Company; Former Executive Vice
President and Director of Bechtel Group Inc.

Ronald D. Parker
1000-700 W. Pender Street
Vancouver, BC V6C 168  CANADA
Vice President, Canada, Homestake Mining Company.

David W. Peat
Homestake Mining Company
650 California Street, San Francisco, CA 94108-2788
Vice President and Controller, Homestake Mining Company.

Stuart T. Peeler
Casa Codorniz
POB 35852
Tucson, AZ 85740
Director, Homestake Mining Company;
Petroleum Industry Consultant.

Carol A. Rae
13117 N. Creekview Road
Rapid City, SD 57702
Director, Homestake Mining Company;
Former President and Chief Executive Officer, Magnum Diamond
Corporation.

Berne A. Schepman
The Adair Company
1670 South Amphlett Blvd.
Suite 214       San Mateo, CA  94402
Director, Homestake Mining Company; President,The Adair
Company and Russian Technology Group.

Richard A. Tastula
9th Floor
2 Mill Street
Perth, WA 6000
Vice President, Australia, Homestake Mining Company.

Jack E. Thompson
Homestake Mining Company
650 California Street, San Francisco, CA 94108-2788
Director, President and Chief Executive Officer,
Homestake Mining Company.

Thomas H. Wong
Homestake Mining Company
650 California Street, San Francisco, CA 94108-2788
Assistant Treasurer and Assistant Secretary,
Homestake Mining Company.


          On November 17, 1996, Homestake and Santa Fe entered into a confidentiality agreement pursuant to which, among other things, each party agreed to protect the confidential and proprietary information and data provided to each other in connection with the evaluation of one or more business transactions. On December 8, 1996, Homestake, Santa Fe and HMGLD Corp, a wholly-owned subsidiary of Homestake, entered into an Agreement and Plan of Merger pursuant to which the Combination will be consummated. On January 9, 1997, Homestake purchased 100 shares of Santa Fe common stock. In addition, the following individuals named above own the following shares of Santa Fe common stock, all of which has been owned by such individuals for more than 60 days: Mr. Peeler - 10,300 shares; Mr. Elam - 2,000 shares; and Mr. Graber - 1,000 shares.

          At the effective time (the "Effective Time") of the Combination, five members of the Homestake Board will continue as directors of Homestake. The other eight members of the Homestake Board will voluntarily resign as directors of Homestake. The Agreement provides that at the Effective Time, Mr. Thompson will become Homestake's Chairman of the Board and Chief Executive Officer.

          A total of ten Homestake management personnel, including Messrs. Thompson, Elam, Kirk, Leathley and Lindqvist, have severance agreements with Homestake under which they are entitled to receive benefits in the event of a change of control followed by certain events. The Combination is a change of control for purposes of these severance agreements. Under the severance agreements, entitlement to benefits arises if, within three years following the consummation of the Combination, such person's employment is terminated or such person elects to terminate his employment following (i) a reduction in salary or certain benefits, (ii) a change in location of employment, (iii) a change in position, duties, responsibilities or status inconsistent with such person's prior position, or (iv) a reduction in responsibilities, title or office as in effect just before the consummation of the Combination. Benefits consist of (i) a lump sum payment equal to two times such person's highest annual salary and bonus (including deferred compensation) during the three years prior to termination, (ii) continuation of participation in insurance and certain other fringe benefits for two years, (iii) continued vesting of stock options, and (iv) relocation assistance. Such benefits are in lieu of severance benefits otherwise payable under Homestake's general severance policy.

          The same ten management personnel are also participants in Homestake's Executive Supplemental Retirement Plan (the "Homestake ESRP"). The Homestake ESRP provides that participating employees accrue retirement benefits at the rate of 4 1/3% times years of service up to a maximum of 15 years. Service credit is then multiplied by average monthly compensation during the 36 consecutive months of highest compensation (salary and bonus) to determine a monthly retirement benefit. Benefits are payable on retirement at age 62 after 10 continuous years of service, with provision for early retirement between ages 55 and 62. Within two years following the Combination, if any participant's employment is terminated by Homestake or by the participant for any reason, such participant will fully vest in the maximum benefits payable under the Homestake ESRP to the extent such participant is not already fully vested, and will be entitled to commence receiving such benefits at age 55. Benefits payable under the Homestake ESRP are reduced to the extent of retirement benefits otherwise payable under any other Homestake retirement plan (except the Homestake Mining Company Savings Plan).

          Homestake has a deferred compensation plan under which 23 eligible employees and the directors are entitled to defer receipt of compensation. Deferred compensation earns interest at rates determined under the plan, with a higher rate equal to 120% of the regular rate (the "Preferred Rate") for persons who have been participants for more than five years. Under the deferred compensation plan, following the Combination, all deferred compensation will earn interest at the Preferred Rate.

           Other Representatives of Homestake Who May Communicate with Homestake and Santa Fe Shareholders

                                     Present Principal
                               Occupation or Employment


Robert A. Pilkington................ Managing Director
Dillon, Read & Co. Inc.
535 Madison Avenue
New York, NY 10022

James C. Katzman..................... Vice President
Dillon, Read & Co. Inc.
535 Madisoin Avenue
New York, NY 10022


          Homestake has retained Dillon, Read & Co. Inc. ("Dillon Read") to act as its financial advisor in connection with the Combination and related matters. Pursuant to an engagement letter dated as of November 21, 1996, between Homestake and Dillon Read, Homestake has agreed to pay Dillon Read a fee of 0.33% of the equity consideration in the Combination, subject to a maximum fee of $6,500,000, for services provided in connection with the Combination. Of this amount, $2,250,000 was paid upon the announcement by Homestake of the execution of the Agreement; the payment of the balance is contingent upon the consummation of the merger. Homestake has also agreed to reimburse Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws. In the past, Dillon Read has provided investment banking services to Homestake and has received customary compensation for such services. In the ordinary course of business, Dillon Read trades the securities of Homestake and Santa Fe for its own account and the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

          This information is being furnished by Homestake to Homestake and Santa Fe shareholders pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended, in response to the proposed Newmont exchange offer and Newmont's proposed solicitation of proxies. This information is not being furnished by Santa Fe or its Board of Directors.